AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

INDEX TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

U.S. DOLLARS IN THOUSANDS

AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)

U.S. DOLLARS IN THOUSANDS (Except shares and per share amounts)

	Historical			Pro Forma
	Autovative	GlassesOff		Adjustments	Combined

ASSETS
Current Assets:
Cash and cash equivalents	$3	$494	1,5	$3,109	$3,606
Accounts receivable and prepaid expenses	2	16	1	(2)	16
Total Current Assets	5	510		3,107	3,622
Long Term Assets:
Property and equipment, net	-	43		-	43
Long term prepaid expenses	-	2		-	2
Restricted cash	-	21		-	21
Total Long Term Assets	-	66		-	66
Total Assets	$5	$576		$3,107	$3,688

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Trade payables	-	54		-	54
Related parties payable	-	216		-	216
Accrued expenses and other liabilities	5	111	1,6	175	291
Total Current Liabilities	5	381		175	561
Commitments and Contingent Liabilities
Stockholders’ Equity (Deficit):
Common stock $0.001 par value 25,000,000 shares authorized; 8,557,977 shares issued and outstanding - Autovative 52,490,000 shares issued and outstanding - Pro Forma	9	37	1,2,3,4,5	6	52
Preferred stock - Autovative: none authorized; none issued or outstanding -	-	15	2	(15)	-
Additional paid-in capital	58	8,704	1,3,4,5	2,874	11,636
(Deficit) accumulated during the development stage	(67)	(8,561)	1	67	(8,561)
Total Stockholders’ Equity (Deficit)	-	195		2,932	3,127
Total Liabilities and Stockholders’ Equity (Deficit)	$5	$576		$3,107	$3,688

See accompanying notes to the unaudited pro forma combined financial statements.

AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 (UNAUDITED)

U.S. DOLLARS IN THOUSANDS (Except shares and per share amounts)

	Historical			Pro Forma
	Autovative	GlassesOff		Adjustments		Combined

Revenues	$8	$-	1		$(8)	$-
Cost of goods	(6)	-	1		6	-
Gross income	2	-			(2)	-

Operating expenses:
Research and development	-	(273)			-	(273)
General and administrative	(2)	(160)	1		2	(160)
Total operating expenses	(2)	(433)			2	(433)

Operating (loss)	-	(433)			-	(433)

Financial (expense), income net	-	(6)			-	(6)

Net (loss) income	$-	$(439)			$-	$(439)

( Loss) per share (basic & diluted)	$(0.00)			$		$(0.01)

Weighted average number of shares outstanding	8,557,977					52,490,000

See accompanying notes to the unaudited pro forma combined financial statements.

AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012 (UNAUDITED)

U.S. DOLLARS IN THOUSANDS (Except shares and per share amounts)

	Historical			Pro Forma
	Autovative	GlassesOff		Adjustments		Combined

Revenues	$74	$-	1		$(74)	$-
Cost of goods	(40)	-	1		40	-
Gross income	34	-			(34)	-

Operating expenses:
Research and development	-	(2,249)			-	(2,249)
General and administrative	(68)	(1,238)	1		68	(1,238)
Total operating expenses	(68)	(3,487)			68	(3,487)

Operating (loss)	(34)	(3,487)	1		34	(3,487)

Financial (expense), income net	(1)	14	1		1	14

Net (loss) income	$(35)	$(3,473)			$35	$(3,473)

( Loss) per share (basic & diluted)	$(0.00)			$		$(0.07)

Weighted average number of shares outstanding	8,557,977					52,490,000

See accompanying notes to the unaudited pro forma combined financial statements.

AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

NOTES TO PROFORMA FINANCIAL STATEMENTS (UNAUDITED)

U.S. DOLLARS IN THOUSANDS (Except shares and per share amounts)

NOTE 1:-    BASIC OF PRO FORMA PRESENTATION

On June 26, 2013, Autovative Products, Inc., a Nevada corporation (“Autovative ” or the “Company”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Ucansi Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Autovative (“Merger Sub”), and Ucansi Inc., a Delaware corporation (“Ucansi” or “GlassesOff”), as amended by that certain First Amendment to the Original Merger Agreement, dated as of July 2, 2013 (the “Amendment” and, together with the Original Merger Agreement, the “Merger Agreement”).  Pursuant to the Merger Agreement, Merger Sub will merge with and into GlassesOff with GlassesOff surviving the merger as the Company’s wholly owned subsidiary (the “Merger”).

Pursuant to the Merger Agreement, all shares of GlassesOff ’s common and preferred stock that were issued and outstanding immediately preceding the Merger were converted into the right to receive an aggregate of 40,000,000 shares of Autovative common stock, par value $0.001 per share (“Common Stock”), and Autovative assumed all of GlassesOff ’s options and warrants that were issued and outstanding immediately prior to the Merger and issued to the holders of such securities in exchange therefor options and warrants to acquire 9,019,872 options and 7,523,504 shares of Common Stock, respectively. None of the shares of Common Stock, warrants, options or shares of Common Stock issuable upon exercise of such warrants and options issued by Autovative in connection with the Merger (collectively, the “Merger Securities”) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be sold except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws.

Both Autovative and GlassesOff have incurred customary transaction-related costs in connection with the Merger. The consolidation effected by the Merger will be accounted for as a reverse acquisition wherein GlassesOff will be treated as the acquirer for accounting purposes as it has acquired control of the combined enterprise.

The merger between Autovative and GlassesOff has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  The combination of the two companies is recorded as a recapitalization of Autovative pursuant to which GlassesOff is treated as the continuing entity.

Simultaneously with the closing of the Merger, Autovative completed a private placement (the “Offering”) of 2,490,000 units of its securities at a purchase price of $1.25 per unit, with each unit consisting of one share of Autovative’s common stock and a five year warrant to purchase one share of Autovative’s common stock for an exercise price of $1.25 per whole share.

AUTOVATIVE PRODUCTS, INC.

AND

UCANSI INC. AND SUBSIDIARY

(A development stage company)

NOTES TO PROFORMA FINANCIAL STATEMENTS (UNAUDITED)

U.S. DOLLARS IN THOUSANDS (Except shares and per share amounts)

NOTE 1:-    BASIC OF PRO FORMA PRESENTATION (CONTINUED)

The pro forma combined balance sheet as of March 31, 2013 and the pro forma combined statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 are based on the historical financial statements of GlassesOff and Autovative after giving effect to GlassesOff ’s acquisition of Autovative using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of March 31, 2013 for the balance sheet, and December 31, 2012 for the statements of operations. The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had Autovative and GlassesOff been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, Autovative’s  historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the United States Securities and Exchange Commission (“SEC”) on April 15, 2013 and its Quarterly Report on Form 10-Q for the interim period ended March 31, 2013 as filed with the SEC on May 15, 2013.

NOTE 2:-    PRO FORMA ADJUSTMENTS

The accompanying pro forma combined financial statements have been prepared as if the acquisition was completed on March 31, 2013 for balance sheet purposes and on January 1, 2013 for statements of operations purposes and reflects the following pro forma adjustments:

1)	To record the spinoff of Autovative to a newly-formed wholly owned subsidiary, Autovative Technologies, Inc., no assets and no liabilities acquired in the Merger.
2)	To give effect to the conversion of shares of preferred stock of GlassesOff to common stock of GlassesOff.
3)	Reclassification of Ucansi's common stock to additional paid in capital to record :1. GlassesOff 's adoption of Autovative's par value from $0.01 par value in GlassesOff to $0.001 par value in Autovative; (2) a forward split and cancellation of Autovative's outstanding shares of common stock resulting in a total of 10,000,000 shares of common stock (before issuance of 40,000,000 shares to former shareholders of GlassesOff and before the private placement).
4)	To record 40,000,000 shares issued to the former shareholders of GlassesOff and 10,000,000 shares held by Autovative's shareholders.
5)	To record 2,490,000 units sold at a private placement for an amount of $1.25 each.
6)	To record offering expenses of $180.